UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Dryden Index Series Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2007

Date of reporting period:	9/30/2007

Item 1 – Reports to Stockholders

[LOGO]

SEPTEMBER 30, 2007	ANNUAL REPORT

Dryden Stock Index Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 15, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Stock Index Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Index Series Fund/Dryden Stock Index Fund

Dryden Index Series Fund/Dryden Stock Index Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Stock Index Fund is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.72%; Class B, 1.52%; Class C, 1.47%; Class I, 0.34%; Class Z, 0.42%. Net operating expenses apply to: Class A, 0.59%; Class B, 1.34%; Class C, 1.36%; Class I, 0.26%; Class Z, 0.34%, after contractual reduction through 1/31/2008 for Class A and after contractual reduction through 1/31/2009 for all classes.

Cumulative Total Returns as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	15.81%	99.22%	N/A	17.26% (11/18/99)
Class B	14.96	91.90	N/A	10.50 (11/18/99)
Class C	14.92	91.89	N/A	10.56 (11/18/99)
Class I	16.23	102.68	85.61%	—
Class Z	16.11	101.81	83.93	—
S&P 500 Index[2]	16.42	105.00	88.92	**
Lipper EQ S&P 500 Index Objective Funds Avg.[3]	15.78	99.62	81.01	***

Average Annual Total Returns[4] as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	12.04%	14.02%	N/A	1.62% (11/18/99)
Class B	9.96	13.80	N/A	1.28 (11/18/99)
Class C	13.92	13.92	N/A	1.28 (11/18/99)
Class I	16.23	15.18	6.38	—
Class Z	16.11	15.08	6.28	—
S&P 500 Index[2]	16.42	15.44	6.57	**
Lipper EQ S&P 500 Index Objective Funds Avg.[3]	15.78	14.82	6.11	***

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 3.25%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class I and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper EQ S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper EQ S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class I and Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total return is 24.93% for Class A, B, and C. S&P 500 Index Closest Month-End to Inception average annual total return is 2.88% for Class A, B, and C.

***Lipper Average Closest Month-End to Inception cumulative total return is 20.15% for Class A, B, and C. Lipper Average Closest Month-End to Inception average annual total return is 2.37% for Class A, B, and C.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden Index Series Fund/Dryden Stock Index Fund	3

Your Fund’s Performance (continued)

S&P 500 Index as of 9/30/07

Source: Factset.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Dryden Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Dryden Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index.

*	Industry weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Stock Index Class A shares posted a 15.81% total return for the 12-month reporting period ended September 30, 2007. This return, although strong, trailed the 16.42% of the benchmark S&P 500 Index but outperformed the 15.78% of the Lipper EQ S&P 500 Index Objective Funds Average.

What were conditions like in the U.S. stock market during the reporting period?

Despite increasing volatility and periodic pullbacks, domestic stocks generated attractive returns for the 12-month period as measured by the S&P 500 Index. The negative effect of a slump in the housing market was offset by continued strength in employment, corporate earnings, and consumer spending. Cheap and plentiful credit allowed private equity companies to buy increasingly larger publicly traded companies and contributed to the record share buyback activity by many companies in the S&P 500 Index. In the first three months of the period, small capitalization stocks continued to outperform mid- and large-cap stocks and the value style outperformed the growth style as it generally had for the past six years.

After a sharp decline in the Shanghai Composite Index in China during late February 2007 prompted a sell-off in global stock markets, investors began to re-evaluate their appetite for riskier assets, a process that continued for the remainder of the period. Meanwhile, the U.S. economy proved surprisingly resilient, as growth accelerated from April through June. Corporate profits reported during this time were stronger than expected, and global growth and mergers-and-acquisitions (M&A) activity continued unabated. In this environment, stocks generated solid returns from March through May.

In the summer, however, conditions in the stock market deteriorated dramatically. A crisis in debt securities backed by subprime mortgages (home loans made to borrowers with poor credit histories) morphed into a full blown credit crunch that derailed M&A activity, a major source of support for the stock market. Citing risks to the U.S. economy from increasing financial market turbulence, the Federal Reserve lowered its target for the federal funds rate on overnight loans between banks by a half-percentage-point in mid-September. The larger-than-expected cut spurred a rally that helped the S&P 500 Index recover much of its summer losses.

As the credit crunch played out, investors sought larger companies with more resilient growth prospects. The U.S. dollar, which had already declined in value, fell sharply relative to most currencies following the short-term rate cut. The weaker U.S. dollar increased the attractiveness of companies with overseas earnings because of the greater dollar value of earnings in stronger currencies. The style rotation toward

Dryden Index Series Fund/Dryden Stock Index Fund	5

Strategy and Performance Overview (continued)

growth stocks, which had begun in the second calendar quarter of 2007, gathered steam. By the end of the reporting period, growth stocks outperformed value stocks across all capitalization sizes.

How did the S&P 500 Index sectors perform during the reporting period?

The energy, materials, telecommunications services, industrials, information technology, and utilities sectors outperformed the S&P 500 Index. Industries within the energy and materials sectors benefited from rising commodity prices and strong global demand, particularly from nations such as China and India whose economies are expanding at near double-digit rates. Commodities, including oil, are denominated in the U.S. dollar and prices increased to compensate for the currency’s weakness. Industries within the telecommunications services sector continued to benefit from strong earnings generated by rapid growth in broadband and wireless services and from M&A and consolidation activity. Utility stocks benefited from supply and demand forces. The growing demand for electricity, coupled with underinvestment in infrastructure, has pushed regulators to allow power companies greater latitude in passing along higher costs to consumers. Technology hardware and equipment companies, including International Business Machines Corp., Apple Inc., and Cisco Systems Inc., benefited from global appetite for personal computers, cost reductions, and product innovations. Within industrials, gains in capital goods conglomerates like 3M Company helped to offset weakness in commercial services and supplies.

The financials, consumer discretionary, healthcare, and consumer staples sectors lagged behind the S&P 500 Index. A key driver of the performance of the benchmark index in recent years, the financials sector was hard hit by the subprime mortgage crisis, particularly banks and diversified financial companies. Although insurance companies struggled with a tough pricing environment and real estate investment trusts (REITS) were pressured by concern that subprime mortgage woes might spill over into commercial real estate, both industries helped the financial sector generate a very modest positive return for the 12-month period. Consumer-oriented stocks lagged behind the benchmark index, and the consumer staples sector, made up of industries that tend to do well even when the economy slows, performed better than the more cyclical consumer discretionary sector. Retailers and apparel industries, included in the consumer discretionary sector, were hit hard by threats of a slowdown in consumer spending. However, automobiles and components were a bright spot in that sector as Goodyear Tire & Rubber Co. and Johnson Controls, a supplier of climate-control systems for automobiles, benefited from business with emerging markets, which offset the sluggish U.S. automobile industry. Within the healthcare sector, pharmaceuticals lagged the S&P 500 Index on earnings growth, which was driven more by cost cutting

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than strength in new drug introductions. Healthcare equipment and services also trailed the benchmark index, even though companies like Humana benefited from developments in the Medicare prescription drug programs.

Dryden Index Series Fund/Dryden Stock Index Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2007, at the beginning of the period, and held through the six-month period ended September 30, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

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the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Stock Index Fund		Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,082.00	0.54%	$2.82
	Hypothetical	$1,000.00	$1,022.36	0.54%	$2.74

Class B	Actual	$1,000.00	$1,078.00	1.28%	$6.67
	Hypothetical	$1,000.00	$1,018.65	1.28%	$6.48

Class C	Actual	$1,000.00	$1,078.00	1.31%	$6.82
	Hypothetical	$1,000.00	$1,018.50	1.31%	$6.63

Class I	Actual	$1,000.00	$1,084.00	0.21%	$1.10
	Hypothetical	$1,000.00	$1,024.02	0.21%	$1.07

Class Z	Actual	$1,000.00	$1,083.40	0.28%	$1.46
	Hypothetical	$1,000.00	$1,023.66	0.28%	$1.42

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2007, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Index Series Fund/Dryden Stock Index Fund	9

Portfolio of Investments

as of September 30, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.9%
COMMON STOCKS

Aerospace/Defense 2.9%
93,784	Boeing Co.	$9,846,382
48,312	General Dynamics Corp.	4,080,915
13,799	Goodrich Corp.	941,506
95,215	Honeywell International, Inc.	5,662,436
15,100	L-3 Communications Holdings, Inc.	1,542,314
44,956	Lockheed Martin Corp.	4,877,276
44,948	Northrop Grumman Corp.	3,505,944
16,000	Precision Castparts Corp.(b)	2,367,680
54,744	Raytheon Co.	3,493,762
19,663	Rockwell Collins, Inc.	1,436,186
116,640	United Technologies Corp.	9,387,187

		47,141,588

Air Freight & Logistics 0.9%
17,700	C.H. Robinson Worldwide, Inc.	960,933
36,416	FedEx Corp.	3,814,576
123,600	United Parcel Service, Inc., Class B(b)	9,282,360

		14,057,869

Airlines 0.1%
88,374	Southwest Airlines Co.	1,307,935

Auto Components 0.2%
24,971	Goodyear Tire & Rubber Co.(a)(b)	759,368
23,152	Johnson Controls, Inc.	2,734,483

		3,493,851

Automobiles 0.4%
210,563	Ford Motor Co.(a)(b)	1,787,680
67,378	General Motors Corp.(b)	2,472,772
33,900	Harley-Davidson, Inc.	1,566,519

		5,826,971

Beverages 2.2%
90,754	Anheuser-Busch Cos., Inc.	4,536,792
8,776	Brown-Forman Corp., Class B	657,410
234,632	Coca-Cola Co.(The)	13,484,301
29,800	Coca-Cola Enterprises, Inc.	721,756
21,500	Constellation Brands, Inc., Class A(a)(b)	520,515

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	11

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

5,847	Molson Coors Brewing Co., Class B	$582,770
17,000	Pepsi Bottling Group, Inc.	631,890
191,905	PepsiCo, Inc.	14,058,961

		35,194,395

Biotechnology 1.2%
131,704	Amgen, Inc.(a)	7,450,495
33,620	Biogen Idec, Inc.(a)(b)	2,230,015
46,400	Celgene Corp.(a)(b)	3,308,784
29,400	Genzyme Corp.(a)	1,821,624
110,000	Gilead Sciences, Inc.(a)	4,495,700

		19,306,618

Building Products 0.1%
21,700	American Standard Cos., Inc.	772,954
40,726	Masco Corp.	943,621

		1,716,575

Capital Markets 3.3%
13,300	American Capital Strategies Ltd.(b)	568,309
28,771	Ameriprise Financial, Inc.	1,815,738
134,138	Bank of New York Mellon Corp.(The)	5,920,851
14,198	Bear Stearns Co., Inc.	1,743,656
116,211	Charles Schwab Corp.	2,510,158
51,300	E*TRADE Financial Corp.(a)(b)	669,978
9,400	Federated Investors, Inc., Class B(b)	373,180
19,314	Franklin Resources, Inc.	2,462,535
48,900	Goldman Sachs Group, Inc.(b)	10,598,585
25,900	Janus Capital Group, Inc.(b)	732,452
16,400	Legg Mason, Inc.	1,382,356
62,648	Lehman Brothers Holdings, Inc.	3,867,261
105,734	Merrill Lynch & Co., Inc.(b)	7,536,720
126,536	Morgan Stanley	7,971,768
18,862	Northern Trust Corp.	1,249,985
43,862	State Street Corp.	2,989,634
26,700	T. Rowe Price Group, Inc.	1,486,923

		53,880,089

Chemicals 1.7%
25,232	Air Products & Chemicals, Inc.	2,466,680
6,445	Ashland, Inc.	388,053
112,736	Dow Chemical Co.	4,854,412
108,244	E.I. du Pont de Nemours & Co.(b)	5,364,573

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

9,893	Eastman Chemical Co.	$660,160
21,582	Ecolab, Inc.(b)	1,018,670
12,031	Hercules, Inc.	252,892
9,275	International Flavors & Fragrances, Inc.	490,277
63,384	Monsanto Co.	5,434,544
20,174	PPG Industries, Inc.(b)	1,524,146
36,058	Praxair, Inc.	3,020,218
18,070	Rohm and Haas Co.	1,005,957
15,432	Sigma-Aldrich Corp.(b)	752,156

		27,232,738

Commercial Banks 3.4%
65,158	BB&T Corp.(b)	2,631,732
19,261	Comerica, Inc.	987,704
14,100	Commerce Bancorp, Inc.(b)	546,798
63,973	Fifth Third Bancorp	2,167,405
13,800	First Horizon National Corp.(b)	367,908
33,429	Huntington Bancshares, Inc.	567,624
50,435	KeyCorp	1,630,564
9,300	M&T Bank Corp.(b)	962,085
30,400	Marshall & Ilsley Corp.	1,330,608
72,098	National City Corp.	1,808,939
37,436	PNC Financial Services Group, Inc.	2,549,392
89,774	Regions Financial Corp.	2,646,538
43,283	SunTrust Banks, Inc.	3,275,225
29,166	Synovus Financial Corp.	818,106
209,795	US Bancorp	6,824,631
225,159	Wachovia Corp.	11,291,724
391,880	Wells Fargo & Co.	13,958,765
13,200	Zions Bancorporation	906,444

		55,272,192

Commercial Services & Supplies 0.5%
35,500	Allied Waste Industries, Inc.(a)(b)	452,625
11,968	Avery Dennison Corp.	682,415
15,200	Cintas Corp.(b)	563,920
28,840	Donnelley (R.R.) & Sons Co.	1,054,390
13,530	Equifax, Inc.	515,764
13,000	Monster Worldwide, Inc.(a)	442,780
24,825	Pitney Bowes, Inc.	1,127,552
19,700	Robert Half International, Inc.	588,242
63,513	Waste Management, Inc.	2,396,980

		7,824,668

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	13

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

Communications Equipment 2.8%
56,455	Avaya, Inc.(a)	$957,477
7,057	Ciena Corp.(a)(b)	268,731
717,544	Cisco Systems, Inc.(a)	23,757,881
178,097	Corning, Inc.	4,390,091
11,287	JDS Uniphase Corp.(a)(b)	168,854
65,100	Juniper Networks, Inc.(a)(b)	2,383,311
253,313	Motorola, Inc.	4,693,890
200,700	QUALCOMM, Inc.	8,481,582
42,194	Tellabs, Inc.(a)	401,687

		45,503,504

Computers & Peripherals 4.3%
101,924	Apple, Inc.(a)	15,649,411
265,840	Dell, Inc.(a)	7,337,184
254,304	EMC Corp.(a)	5,289,523
310,202	Hewlett-Packard Co.	15,444,958
160,634	International Business Machines Corp.(b)	18,922,684
13,052	Lexmark International, Inc.(a)	542,050
21,700	NCR Corp.(a)	1,080,660
39,600	Network Appliance, Inc.(a)	1,065,636
15,500	QLogic Corp.(a)	208,475
22,400	SanDisk Corp.(a)(b)	1,234,240
419,296	Sun Microsystems, Inc.(a)(b)	2,352,251

		69,127,072

Construction & Engineering 0.1%
9,537	Fluor Corp.	1,373,137

Construction Materials 0.1%
11,300	Vulcan Materials Co.	1,007,395

Consumer Finance 0.9%
138,159	American Express Co.	8,202,500
50,066	Capital One Financial Corp.(b)	3,325,884
66,118	Discover Financial Services LLC(a)	1,375,254
42,392	SLM Corp.(a)	2,105,611

		15,009,249

Containers & Packaging 0.2%
10,532	Ball Corp.	566,095
8,210	Bemis Co.	238,993
21,158	Pactiv Corp.(a)	606,388

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

18,436	Sealed Air Corp.	$471,224
13,190	Temple-Inland, Inc.	694,190

		2,576,890

Distributors 0.1%
20,699	Genuine Parts Co.	1,034,950

Diversified Consumer Services 0.1%
17,200	Apollo Group, Inc., Class A(a)(b)	1,034,580
32,420	H&R Block, Inc.	686,656

		1,721,236

Diversified Financial Services 4.9%
522,771	Bank of America Corp.	26,279,698
25,600	CIT Group, Inc.	1,029,120
587,055	Citigroup, Inc.	27,397,857
5,990	CME Group, Inc.(b)	3,518,227
6,200	IntercontinentalExchange, Inc. (a)	941,780
406,966	JPMorgan Chase & Co.	18,647,182
13,300	Leucadia National Corp.	641,326
28,576	Moody’s Corp.	1,440,230

		79,895,420

Diversified Telecommunication Services 3.1%
725,231	AT&T, Inc.	30,684,524
14,150	CenturyTel, Inc.	654,013
37,800	Citizens Communications Co.	541,296
17,388	Embarq Corp.	966,773
188,436	Qwest Communications International, Inc.(a)(b)	1,726,074
338,733	Verizon Communications, Inc.	14,999,097
56,177	Windstream Corp.	793,219

		50,364,996

Electric Utilities 1.8%
16,900	Allegheny Energy, Inc.(a)	883,194
47,291	American Electric Power Co., Inc.	2,179,169
148,969	Duke Energy Corp.	2,784,231
39,862	Edison International	2,210,348
22,915	Entergy Corp.	2,481,465
78,056	Exelon Corp.	5,882,301
37,006	FirstEnergy Corp.(b)	2,343,960
46,772	FPL Group, Inc.	2,847,479
14,200	Pinnacle West Capital Corp.	561,042

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	15

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

43,852	PPL Corp.	$2,030,348
30,558	Progress Energy, Inc.(b)	1,431,642
88,715	Southern Co.(b)	3,218,580

		28,853,759

Electrical Equipment 0.5%
21,440	Cooper Industries, Ltd., Class A	1,095,370
94,450	Emerson Electric Co.	5,026,629
22,663	Rockwell Automation, Inc.(b)	1,575,305

		7,697,304

Electronic Equipment & Instruments 0.3%
53,798	Agilent Technologies, Inc.(a)	1,984,070
14,900	Jabil Circuit, Inc.	340,316
18,650	Molex, Inc.	502,245
115,300	Solectron Corp.(a)	449,670
8,624	Tektronix, Inc.(b)	239,230
59,595	Tyco Electronics Ltd.	2,111,450

		5,626,981

Energy Equipment & Services 2.3%
34,379	Baker Hughes, Inc.	3,106,830
25,200	BJ Services Co.	669,060
19,300	ENSCO International, Inc.	1,082,730
113,022	Halliburton Co.	4,340,045
30,500	Nabors Industries Ltd.(a)	938,485
21,600	National-Oilwell Varco, Inc.(a)(b)	3,121,200
32,400	Noble Corp.	1,589,220
5,210	Rowan Cos., Inc.	190,582
137,342	Schlumberger Ltd.	14,420,910
19,300	Smith International Inc.	1,378,020
34,063	Transocean, Inc.(a)	3,850,822
34,800	Weatherford International Ltd. (Bermuda)(a)	2,337,864

		37,025,768

Food & Staples Retailing 2.3%
52,908	Costco Wholesale Corp.	3,246,964
173,899	CVS/Caremark Corp.	6,891,617
81,634	Kroger Co.	2,328,202
55,200	Safeway, Inc.	1,827,672
25,178	SUPERVALU, Inc.	982,194
74,880	Sysco Corp.	2,664,979
117,278	Walgreen Co.	5,540,213

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

286,026	Wal-Mart Stores, Inc.	$12,485,035
16,700	Whole Foods Market, Inc.	817,632

		36,784,508

Food Products 1.4%
80,559	Archer-Daniels-Midland Co.	2,664,891
25,747	Campbell Soup Co.	952,639
59,943	ConAgra Food, Inc.	1,566,311
17,000	Dean Foods Co.	434,860
40,872	General Mills, Inc.	2,370,985
39,714	Heinz (H.J.) & Co.	1,834,787
21,916	Hershey Foods Corp.	1,017,122
27,970	Kellogg Co.	1,566,320
186,366	Kraft Foods, Inc.	6,431,490
12,600	McCormick & Co., Inc.	453,222
92,186	Sara Lee Corp.	1,538,584
29,300	Tyson Foods, Inc., Class A	523,005
23,004	Wm. Wrigley Jr. Co.	1,477,547

		22,831,763

Gas Utilities 0.1%
3,300	Nicor, Inc.	141,570
21,800	Questar Corp.	1,145,154

		1,286,724

Healthcare Equipment & Supplies 1.7%
3,738	Bausch & Lomb, Inc.	239,232
78,374	Baxter International, Inc.	4,410,889
28,712	Becton Dickinson & Co.	2,355,820
132,072	Boston Scientific Corp.(a)(b)	1,842,404
12,812	C.R. Bard, Inc.	1,129,890
59,595	Covidien Ltd. (Bermuda)(a)	2,473,193
18,307	Hospira, Inc.(a)	758,825
139,758	Medtronic, Inc.	7,883,749
38,464	St. Jude Medical, Inc.(a)(b)	1,695,108
32,000	Stryker Corp.	2,200,320
10,000	Varian Mediacl Systems, Inc.(a)	418,900
24,911	Zimmer Holdings, Inc.(a)	2,017,542

		27,425,872

Healthcare Providers & Services 2.2%
62,372	Aetna, Inc.	3,384,928
23,500	AmerisourceBergen Corp.	1,065,255

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	17

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

46,373	Cardinal Health, Inc.	$2,899,704
37,191	CIGNA Corp.	1,981,908
20,050	Coventry Health Care, Inc.(a)	1,247,311
33,600	Express Scripts, Inc.(a)(b)	1,875,552
20,610	Humana, Inc.(a)(b)	1,440,227
15,000	Laboratory Corp. of America Holdings(a)	1,173,450
7,960	Manor Care, Inc.	512,624
31,676	McKesson Corp.	1,862,232
32,934	Medco Health Solutions, Inc.(a)	2,976,904
9,800	Patterson Cos., Inc.(a)	378,378
20,300	Quest Diagnostics, Inc.	1,172,731
23,472	Tenet Healthcare Corp.(a)	78,866
164,648	UnitedHealth Group, Inc.	7,973,903
74,000	WellPoint, Inc.(a)	5,840,080

		35,864,053

Healthcare Technology
22,910	IMS Health, Inc.	701,962

Hotels, Restaurants & Leisure 1.5%
52,800	Carnival Corp.(b)	2,557,104
22,253	Darden Restaurants, Inc.	931,511
21,024	Harrah’s Entertainment, Inc.	1,827,616
39,221	Hilton Hotels Corp.	1,823,384
31,000	International Game Technology	1,336,100
39,704	Marriott International, Inc., Class A	1,725,933
142,630	McDonald’s Corp.	7,769,056
85,900	Starbucks Corp.(a)	2,250,580
23,300	Starwood Hotels & Resorts Worldwide, Inc.	1,415,475
10,879	Wendy’s International, Inc.	379,786
21,251	Wyndham Worldwide Corp.	696,183
65,664	Yum! Brands, Inc.	2,221,413

		24,934,141

Household Durables 0.4%
8,732	Black & Decker Corp.	727,376
13,894	Centex Corp.(b)	369,164
26,000	D.R. Horton, Inc.	333,060
17,208	Fortune Brands, Inc.	1,402,279
6,700	Harman International Industries, Inc.	579,684
7,082	KB Home	177,475
17,600	Leggett & Platt, Inc.	337,216
13,400	Lennar Corp., Class A	303,510

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

29,827	Newell Rubbermaid, Inc.	$859,614
17,472	Pulte Homes, Inc.	237,794
5,842	Snap-On, Inc.	289,413
8,638	Stanley Works(The)	484,851
10,285	Whirlpool Corp.(b)	916,393

		7,017,829

Household Products 2.1%
15,932	Clorox Co.(b)	971,693
59,830	Colgate-Palmolive Co.	4,267,076
54,816	Kimberly-Clark Corp.	3,851,372
364,323	Procter & Gamble Co.	25,626,479

		34,716,620

Independent Power Producers & Energy Traders 0.5%
90,200	AES Corp.(a)	1,807,608
20,829	Constellation Energy Group, Inc.	1,786,920
33,100	Dynegy, Inc. (a)	305,844
53,828	TXU Corp.	3,685,603

		7,585,975

Industrial Conglomerates 3.9%
84,998	3M Co.	7,954,113
1,206,372	General Electric Co.	49,943,801
30,334	Textron, Inc.	1,887,078
59,595	Tyco International Ltd.	2,642,442

		62,427,434

Insurance 4.5%
40,000	ACE Ltd.	2,422,800
52,600	AFLAC, Inc.	3,000,304
71,708	Allstate Corp.(b)	4,100,981
12,600	Ambac Financial Group, Inc.(b)	792,666
306,838	American International Group, Inc.	20,757,591
29,789	Aon Corp.	1,334,845
11,700	Assurant, Inc.	625,950
49,668	Chubb Corp.	2,664,192
19,907	Cincinnati Financial Corp.	862,172
55,800	Genworth Financial, Inc., Class A	1,714,734
39,453	Hartford Financial Services Group, Inc.	3,651,375
34,051	Lincoln National Corp.	2,246,344
52,604	Loews Corp.	2,543,403
56,740	Marsh & McLennan Cos., Inc.(b)	1,446,870

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	19

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

16,058	MBIA, Inc.(b)	$980,341
87,300	MetLife, Inc.(b)	6,087,429
29,900	Principal Financial Group, Inc.	1,886,391
76,516	Progressive Corp.	1,485,176
55,900	Prudential Financial, Inc.(b)(d)	5,454,722
13,329	SAFECO Corp.	816,001
12,415	Torchmark Corp.	773,703
81,511	Travelers Cos., Inc.	4,103,264
42,026	UnumProvident Corp.	1,028,376
21,600	XL Capital Ltd.	1,710,720

		72,490,350

Internet & Catalog Retail 0.2%
31,700	Amazon.Com, Inc.(a)(b)	2,952,855
20,700	IAC/InterActiveCorp.(a)(b)	614,169

		3,567,024

Internet Software & Services 1.6%
12,800	Akamai Technologies, Inc.(a)(b)	367,744
135,500	eBay, Inc.(a)	5,287,210
26,400	Google, Inc., Class A(a)	14,975,928
24,200	VeriSign, Inc.(a)	816,508
149,600	Yahoo!, Inc.(a)(b)	4,015,264

		25,462,654

IT Services 0.8%
13,300	Affiliated Computer Services, Inc., Class A(a)	668,192
66,978	Automatic Data Processing, Inc.	3,076,300
15,200	Cognizant Technology Solutions Corp. (a)	1,212,504
20,551	Computer Sciences Corp.(a)	1,148,801
20,600	Convergys Corp.(a)	357,616
62,200	Electronic Data Systems Corp.	1,358,448
13,900	Fidelity Information Services, Inc.	616,743
24,500	Fiserv, Inc.(a)	1,246,070
37,925	Paychex, Inc.(b)	1,554,925
27,590	Unisys Corp.(a)	182,646
92,852	Western Union Co. (The)	1,947,106

		13,369,351

Leisure Equipment & Products 0.2%
11,899	Brunswick Corp.	272,011
26,365	Eastman Kodak Co.(b)	705,527

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

21,354	Hasbro, Inc.(b)	$595,350
43,713	Mattel, Inc.(b)	1,025,507

		2,598,395

Life Sciences, Tools & Services 0.3%
25,064	Applera Corp.-Applied Biosystems Group	868,217
3,561	Millipore Corp.(a)(b)	269,924
18,670	PerkinElmer, Inc.	545,351
48,702	Thermo Fisher Scientific, Inc.(a)(b)	2,811,079
15,600	Waters Corp.(a)	1,043,952

		5,538,523

Machinery 1.7%
76,156	Caterpillar, Inc.	5,972,915
11,858	Cummins, Inc.	1,516,520
24,100	Danaher Corp.	1,993,311
25,840	Deere & Co.	3,835,173
24,462	Dover Corp.	1,246,339
17,054	Eaton Corp.	1,689,028
47,036	Illinois Tool Works, Inc.	2,805,227
36,690	Ingersoll-Rand Co.	1,998,504
20,672	ITT Corp.	1,404,249
28,976	PACCAR, Inc.	2,470,204
10,704	Pall Corp.	416,386
13,892	Parker Hannifin Corp.	1,553,542
12,100	Terex Corp.(a)	1,077,142

		27,978,540

Media 3.0%
88,676	CBS Corp., Class B	2,793,294
51,738	Clear Channel Communications, Inc.	1,937,071
368,085	Comcast Corp., Class A(a)(b)	8,900,295
86,100	DIRECTV Group, Inc. (The)(a)	2,090,508
8,304	Dow Jones & Co., Inc.	495,749
9,300	E.W. Scripps Co.	390,600
29,989	Gannett Co., Inc.	1,310,519
31,812	Interpublic Group of Cos., Inc.(a)(b)	330,209
42,600	McGraw-Hill Cos., Inc.(b)	2,168,766
6,096	Meredith Corp.	349,301
16,490	New York Times Co., Class A(b)	325,842
264,500	News Corp., Class A	5,816,355
39,734	Omnicom Group, Inc.	1,910,808
449,124	Time Warner, Inc.	8,245,917

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	21

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

8,167	Tribune Co.	$223,122
81,976	Viacom, Inc., Class B(a)	3,194,605
235,313	Walt Disney Co. (The)(b)	8,092,414

		48,575,375

Metals & Mining 1.0%
102,844	Alcoa, Inc.	4,023,257
12,418	Allegheny Technologies, Inc.(b)	1,365,359
44,746	Freeport-McMoran Copper & Gold, Inc., Class B(b)	4,693,408
47,697	Newmont Mining Corp.(b)	2,133,487
36,512	Nucor Corp.	2,171,369
14,309	United States Steel Corp.	1,515,895

		15,902,775

Multiline Retail 1.0%
13,924	Big Lots, Inc.(a)(b)	415,492
5,223	Dillard’s, Inc.	114,018
18,600	Family Dollar Stores, Inc.	494,016
30,384	J.C. Penney Co., Inc.	1,925,434
37,900	Kohl’s Corp.(a)	2,172,807
59,182	Macy’s, Inc.	1,912,762
24,000	Nordstrom, Inc.	1,125,360
10,207	Sears Holdings Corp.(a)(b)	1,298,330
94,882	Target Corp.(b)	6,031,650

		15,489,869

Multi-Utilities 1.0%
25,769	Ameren Corp.(b)	1,352,873
32,679	CenterPoint Energy, Inc.(b)	523,844
23,000	CMS Energy Corp.(b)	386,860
31,651	Consolidated Edison, Inc.	1,465,441
34,152	Dominion Resources, Inc.	2,879,013
18,687	DTE Energy Co.	905,198
5,308	Integrys Energy Group, Inc.	271,929
37,800	NiSource, Inc.(b)	723,492
42,152	PG&E Corp.	2,014,866
28,697	Public Service Enterprise Group, Inc.	2,525,049
32,398	Sempra Energy	1,882,972
21,200	TECO Energy, Inc.	348,316
50,183	Xcel Energy, Inc.	1,080,942

		16,360,795

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Office Electronics 0.1%
120,898	Xerox Corp.(a)	$2,096,371

Oil, Gas & Consumable Fuels 9.0%
55,136	Anadarko Petroleum Corp.	2,963,560
38,748	Apache Corp.(b)	3,489,645
49,100	Chesapeake Energy Corp.	1,731,266
254,992	Chevron Corp.	23,862,151
194,857	ConocoPhillips	17,102,599
17,000	Consol Energy, Inc.	792,200
53,600	Devon Energy Corp.	4,459,520
83,904	El Paso Corp.	1,423,851
28,300	EOG Resources, Inc.	2,046,939
654,314	Exxon Mobil Corp.	60,563,303
30,434	Hess Corp.	2,024,774
85,178	Marathon Oil Corp.	4,856,850
22,200	Murphy Oil Corp.(b)	1,551,558
98,976	Occidental Petroleum Corp.	6,342,382
24,200	Peabody Energy Corp.(b)	1,158,454
74,484	Spectra Energy Corp.	1,823,368
16,728	Sunoco, Inc.	1,184,008
8,100	Tesoro Corp.	372,762
66,800	Valero Energy Corp.(b)	4,487,624
73,892	Williams Cos., Inc.(b)	2,516,762
39,233	XTO Energy, Inc.	2,426,169

		147,179,745

Paper & Forest Products 0.3%
52,184	International Paper Co.(b)	1,871,840
20,135	MeadWestvaco Corp.	594,587
25,900	Weyerhaeuser Co.	1,872,570

		4,338,997

Personal Products 0.2%
51,844	Avon Products, Inc.	1,945,705
12,900	Estee Lauder Cos., Inc.(The)(b)	547,734

		2,493,439

Pharmaceuticals 6.0%
179,774	Abbott Laboratories	9,639,482
30,564	Allergan, Inc.(b)	1,970,461
12,900	Barr Pharmaceuticals, Inc.(a)(b)	734,139

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	23

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

229,514	Bristol-Myers Squibb Co.	$6,614,593
37,900	Forest Laboratories, Inc.(a)(b)	1,413,291
342,669	Johnson & Johnson	22,513,354
36,533	King Pharmaceuticals, Inc.(a)(b)	428,167
115,197	Lilly (Eli) & Co.(b)	6,558,165
257,044	Merck & Co., Inc.	13,286,604
23,900	Mylan Laboratories, Inc.(b)	381,444
831,323	Pfizer, Inc.	20,309,221
175,724	Schering-Plough Corp.(b)	5,558,150
12,500	Watson Pharmaceuticals, Inc.(a)	405,000
158,991	Wyeth	7,083,049

		96,895,120

Real Estate Investment Trust 1.1%
11,300	Apartment Investment & Management Co., Class A(b)	509,969
21,000	Archstone-Smith Trust	1,262,940
7,300	AvalonBay Communities, Inc.(b)	861,838
12,400	Boston Properties, Inc.	1,288,360
14,500	Developers Diversified Realty Corp.	810,115
29,200	Equity Residential Properties Trust	1,236,912
29,700	General Growth Properties, Inc.	1,592,514
60,800	Host Hotels & Resorts, Inc.(b)	1,364,352
25,800	Kimco Realty Corp.(b)	1,166,418
17,600	Plum Creek Timber Co., Inc.(b)	787,776
28,700	ProLogis (b)	1,904,245
14,600	Public Storage, Inc.	1,148,290
26,200	Simon Property Group, Inc.(b)	2,620,000
14,400	Vornado Realty Trust(b)	1,574,640

		18,128,369

Real Estate Management & Development
23,100	C.B. Richard Ellis Group, Inc., Class A(a)	643,104

Road & Rail 0.7%
37,323	Burlington Northern Santa Fe Corp.	3,029,508
51,006	CSX Corp.(b)	2,179,486
44,911	Norfolk Southern Corp.	2,331,330
6,121	Ryder System, Inc.	299,929
32,729	Union Pacific Corp.	3,700,341

		11,540,594

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Semiconductors & Semiconductor Equipment 2.7%
43,324	Advanced Micro Devices, Inc.(a)(b)	$571,877
36,000	Altera Corp.(b)	866,880
41,200	Analog Devices, Inc.	1,489,792
152,888	Applied Materials, Inc.	3,164,782
46,900	Broadcom Corp., Class A(a)	1,709,036
694,488	Intel Corp.	17,959,459
27,920	KLA-Tencor Corp.(b)	1,557,378
27,500	Linear Technology Corp.	962,225
49,944	LSI Logic Corp.(a)	370,584
22,100	MEMC Electronic Materials, Inc.(a)	1,300,806
19,700	Microchip Technology, Inc.	715,504
64,716	Micron Technology, Inc.(a)(b)	718,348
31,852	National Semiconductor Corp.(b)	863,826
18,400	Novellus Systems, Inc.(a)	501,584
70,500	NVIDIA Corp.(a)(b)	2,554,920
19,800	Teradyne, Inc.(a)	273,240
174,552	Texas Instruments, Inc.	6,386,858
46,500	Xilinx, Inc.	1,215,510

		43,182,609

Software 3.2%
71,440	Adobe Systems, Inc.(a)	3,119,070
25,120	Autodesk, Inc.(a)(b)	1,255,246
23,900	BMC Software, Inc.(a)	746,397
50,958	CA, Inc.	1,310,640
18,400	Citrix Systems, Inc.(a)	741,888
42,100	Compuware Corp.(a)	337,642
31,000	Electronic Arts, Inc.(a)	1,735,690
50,200	Intuit, Inc.(a)(b)	1,521,060
969,012	Microsoft Corp.	28,547,095
29,602	Novell, Inc.(a)	226,159
464,540	Oracle Corp.(a)	10,057,291
123,017	Symantec Corp.(a)(b)	2,384,069

		51,982,247

Specialty Retail 1.5%
7,800	Abercrombie & Fitch Co.	629,460
20,523	AutoNation, Inc.(a)(b)	363,668
6,200	AutoZone, Inc.(a)	720,068
26,800	Bed Bath & Beyond, Inc.(a)(b)	914,416
49,300	Best Buy Co., Inc.(b)	2,268,786

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	25

Portfolio of Investments

as of September 30, 2007 continued

Shares	Description	Value (Note 1)

11,678	Circuit City Stores, Inc.	$92,373
62,513	Gap, Inc.	1,152,740
206,184	Home Depot, Inc.(b)	6,688,608
33,622	Limited Brands, Inc.(b)	769,608
178,896	Lowe’s Cos., Inc.	5,012,666
32,600	Office Depot, Inc.(a)	672,212
9,049	OfficeMax, Inc.	310,109
9,854	RadioShack Corp.(b)	203,584
12,416	Sherwin-Williams Co.	815,855
83,425	Staples, Inc.	1,792,803
16,800	Tiffany & Co.	879,480
55,832	TJX Cos., Inc.(b)	1,623,036

		24,909,472

Textiles, Apparel & Luxury Goods 0.4%
46,500	Coach, Inc.(a)(b)	2,198,055
13,800	Jones Apparel Group, Inc.(b)	291,594
16,492	Liz Claiborne, Inc.(b)	566,170
44,876	NIKE, Inc., Class B	2,632,426
6,000	Polo Ralph Lauren Corp.	466,500
10,234	V.F. Corp.(b)	826,396

		6,981,141

Thrifts & Mortgage Finance 1.1%
74,548	Countrywide Financial Corp.(b)	1,417,157
114,934	Fannie Mae (b)	6,989,138
76,032	Freddie Mac	4,486,648
57,100	Hudson City Bancorp, Inc.	878,198
9,120	MGIC Investment Corp.(b)	294,667
34,475	Sovereign Bancorp, Inc.(b)	587,454
108,871	Washington Mutual, Inc.(b)	3,844,235

		18,497,497

Tobacco 1.2%
248,379	Altria Group, Inc.	17,269,792
21,800	Reynolds American, Inc.	1,386,262
18,099	UST, Inc.(b)	897,710

		19,553,764

Trading Companies & Distributors
7,274	Grainger (W.W.), Inc.	663,316

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Wireless Telecommunication Services 0.6%
40,134	Alltel Corp.(b)	$2,796,537
344,074	Sprint Nextel Corp.	6,537,406

		9,333,943

	Total long-term investments (cost $785,976,366)	1,586,403,410

SHORT-TERM INVESTMENTS 16.8%

Affiliated Money Market Mutual Fund 16.7%
270,104,374	Dryden Core Investment Fund - Taxable Money Market Series; (cost $270,104,374; includes $235,986,734 of cash collateral received for securities on loan) (Notes 3)(c)(e)	270,104,374

Principal Amount (000)

U.S. Government Securities 0.1%
	United States Treasury bill 3.88%, 12/20/2007(f)
$2,000	(cost $1,982,755)	1,983,654

	Total short-term investments (cost $272,087,129)	272,088,028

	Total Investments 114.7% (cost $1,058,063,495; Note 5)	1,858,491,438
	Liabilities in excess of other assets(g) (14.7%)	(237,476,525)

	Net Assets 100.0%	$1,621,014,913

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan with an aggregate market value of $227,291,589; cash collateral of $235,986,734 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Affiliated security.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(f)	Security segregated as collateral for futures contracts.
(g)	Liabilities in excess of other assets include net unrealized appreciation on financial futures contracts as follows:

Open futures contracts outstanding at September 30, 2007:

Number of Contracts	Type	Expiration Date	Value at September 30, 2007	Value at Trade Date	Unrealized Appreciation
	Long Position:
92	S&P 500 Index Futures	Dec. 07	$35,376,300	$34,556,550	$819,750

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	27

Portfolio of Investments

as of September 30, 2007 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2007 were as follows:

Affiliated Money Market Mutual Fund (including 14.6% of collateral received for securities on loan)	16.7%
Oil, Gas & Consumable Fuels	9.0
Pharmaceuticals	6.0
Diversified Financial Services	4.9
Insurance	4.5
Computers & Peripherals	4.3
Industrial Conglomerates	3.9
Commercial Banks	3.4
Capital Markets	3.3
Software	3.2
Diversified Telecommunication Services	3.1
Media	3.0
Aerospace/Defense	2.9
Communications Equipment	2.8
Semiconductors & Semiconductor Equipment	2.7
Energy Equipment & Services	2.3
Foods & Staples Retailing	2.3
Beverages	2.2
Healthcare Providers & Services	2.2
Household Products	2.1
Electric Utilities	1.8
Chemicals	1.7
Healthcare Equipment & Supplies	1.7
Machinery	1.7
Internet Software & Services	1.6
Hotels, Restaurants & Leisure	1.5
Specialty Retail	1.5
Food Products	1.4
Biotechnology	1.2
Tobacco	1.2
Real Estate Investment Trust	1.1
Thrifts & Mortgage Finance	1.1
Metals & Mining	1.0
Multiline Retail	1.0
Multi-Utilities	1.0
Air Freight & Logistics	0.9
Consumer Finance	0.9
IT Services	0.8
Road & Rail	0.7
Wireless Telecommunication Services	0.6
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Independent Power Producers & Energy Traders	0.5
Automobiles	0.4
Household Durables	0.4
Textiles, Apparel & Luxury Goods	0.4

See Notes to Financial Statements.

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Electronic Equipment & Instruments	0.3%
Life Sciences, Tools & Services	0.3
Paper & Forest Products	0.3
Auto Components	0.2
Containers & Packaging	0.2
Internet & Catalog Retail	0.2
Leisure Equipment & Products	0.2
Personal Products	0.2
Airlines	0.1
Building Products	0.1
Construction Materials	0.1
Construction & Engineering	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Office Electronics	0.1
U.S Government Securities	0.1

114.7
Liabilities in excess of other assets	(14.7)

100.0%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	29

Statement of Assets and Liabilities

as of September 30, 2007

Assets
Investments at value, including securities on loan of $227,291,589:
Unaffiliated Investments (cost $786,214,225)	$1,582,932,342
Affiliated Investments (cost $271,849,270)	275,559,096
Cash	2,402
Dividends and interest receivable	1,881,696
Receivable for Fund shares sold	1,816,043
Receivable for investments sold	906,405
Prepaid expenses	29,439

Total assets	1,863,127,423

Liabilities
Payable to broker for collateral for securities on loan	235,986,734
Payable for Fund shares reacquired	3,668,679
Payable for investments purchased	1,646,386
Management fee payable	104,828
Accrued expenses	263,459
Transfer agent fee payable	173,670
Due to broker—variation margin	149,500
Distribution fee payable	113,147
Deferred trustees’ fees	6,107

Total liabilities	242,112,510

Net Assets	$1,621,014,913

Net assets were comprised of:
Common stock, at par	$47,314
Paid-in capital in excess of par	985,247,272

985,294,586
Undistributed net investment income	19,605,585
Accumulated net realized loss on investments	(185,132,951)
Net unrealized appreciation on investments	801,247,693

Net assets September 30, 2007	$1,621,014,913

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($113,939,704 ÷ 3,333,480 shares of beneficial interest issued and outstanding) Maximum sales charge (3.25% of offering price)	$34.18 1.15

Maximum offering price to public	$35.33

Class B
Net asset value, offering price and redemption price per share ($64,637,033 ÷ 1,908,813 shares of beneficial interest issued and outstanding)	$33.86

Class C
Net asset value, offering price and redemption price per share ($45,085,489 ÷ 1,331,604 shares of beneficial interest issued and outstanding)	$33.86

Class I
Net asset value, offering price and redemption price per share ($703,556,039 ÷ 20,508,603 shares of beneficial interest issued and outstanding)	$34.31

Class Z
Net asset value, offering price and redemption price per share ($693,796,648 ÷ 20,231,802 shares of beneficial interest issued and outstanding)	$34.29

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	31

Statement of Operations

Year Ended September 30, 2007

Net Investment Income
Income
Unaffiliated dividends	$30,993,065
Affiliated dividend income	1,929,171
Affiliated income from securities loaned, net	287,990
Unaffiliated interest	133,699

Total income	33,343,925

Expenses
Management fee	4,614,562
Distribution fee—Class A	244,713
Distribution fee—Class B	771,951
Distribution fee—Class C	449,816
Transfer agent fee—Class A (including affiliated expense of $56,500)	102,000
Transfer agent fee—Class B (including affiliated expense of $111,900)	161,000
Transfer agent fee—Class C (including affiliated expense of $69,000)	69,000
Transfer agent fee—Class I (including affiliated expense of $22,800)	171,000
Transfer agent fee—Class Z (including affiliated expense of $249,500)	729,000
Custodian’s fees and expenses	170,000
Reports to shareholders	80,000
Registration fees	63,000
Trustees’ fees	45,000
Insurance	43,000
Legal fees and expenses	35,000
Audit fee	20,000
Interest expenses	1,734
Miscellaneous	31,091

Total expenses	7,801,867
Less: expense subsidy (Note 2)	(224,272)
Less: Management fee waiver (Note 2)	(1,091,429)

Net expenses	6,486,166

Net investment income	26,857,759

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	76,598,574
Financial futures contracts	4,137,866

80,736,440

Net change in unrealized appreciation on:
Investments	137,707,852
Financial futures contracts	242,087

137,949,939

Net gain on investments	218,686,379

Net Increase In Net Assets Resulting From Operations	$245,544,138

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$26,857,759	$27,330,606
Net realized gain on investment transactions	80,736,440	28,941,408
Net change in unrealized appreciation on investments	137,949,939	119,631,298

Net increase in net assets resulting from operations	245,544,138	175,903,312

Dividends from net investment income (Note 1)
Class A	(1,391,031)	(1,061,815)
Class B	(696,089)	(479,409)
Class C	(376,794)	(243,984)
Class I	(14,618,930)	(16,051,249)
Class Z	(11,939,805)	(10,935,697)

	(29,022,649)	(28,772,154)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	317,991,334	270,479,055
Net asset value of shares issued in reinvestment of dividends	26,502,957	25,258,007
Cost of shares reacquired	(595,882,580)	(703,031,033)

Net decrease in net assets from Fund share transactions	(251,388,289)	(407,293,971)

Total decrease	(34,866,800)	(260,162,813)

Net Assets
Beginning of year	1,655,881,713	1,916,044,526

End of year(a)	$1,621,014,913	$1,655,881,713

(a) Includes undistributed net investment income of:	$19,605,585	$22,096,114

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	33

Notes to Financial Statements

The Dryden Index Series Fund (the “Company”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Dryden Stock Index Fund (the “Fund”). Investment operations of the Fund commenced on November 5, 1992. The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the

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securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase,

Dryden Index Series Fund/Dryden Stock Index Fund	35

Notes to Financial Statements

continued

against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities. The Fund receives compensation, net of any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of a capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are

36	Visit our website at www.jennisondryden.com

determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund up to $1 billion and .25 of 1% in excess of $1 billion. Effective June 1, 2007 to January 31, 2009, the Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of 1% of the average daily net assets of Fund. The effective management fee rate was .21 of 1% for the year ended September 30, 2007.

For the period October 1, 2006, through May 31, 2007, PI had contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceeded .10% of

Dryden Index Series Fund/Dryden Stock Index Fund	37

Notes to Financial Statements

continued

the average daily net assets for each share class. PI had also contractually agreed to reimburse the Fund for certain operating expenses, excluding transfer agent fees, so that total operating expenses, excluding transfer agent fees, did not exceed .55%, 1.30%, 1.30%, .30% and .30% of the average daily net assets for Class A, Class B, Class C, Class I and Class Z shares, respectively. Effective June 1, 2007, such reimbursement has been discontinued.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class I and Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution- related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has advised the Fund that it received approximately $107,900 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2007. From these fees, PIMS paid sales charges to dealers who in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2007, it received approximately $10,300, $68,100 and $3,100 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the

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banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2007.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. Effective June 1, 2007, the Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A, B, and C incur their respective fee. Such fees are not subject to any limits as noted in Note 2.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2007, the Fund incurred approximately $108,900 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2007, PIM has been compensated approximately $123,400 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Dryden Index Series Fund/Dryden Stock Index Fund	39

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2007 aggregated $50,831,401 and $294,773,281 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the tax year ended September 30, 2007, the adjustments were to decrease undistributed net investment income and accumulated net realized loss on investments by $325,639 due to the difference in the treatment of distributions from real estate investment trust securities. Net investment income, accumulated net realized gains and net assets were not affected by this change.

For the years ended September 30, 2007 and 2006, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $29,022,649 and $28,772,154, respectively, were from ordinary income. As of September 30, 2007, the accumulated undistributed ordinary income on a tax basis was $19,517,230.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2007 of approximately $169,673,000 of which $119,528,000 expires in 2011, $1,967,000 expires in 2012, $16,903,000 expires in 2013 and $31,275,000 expires in 2014. The Fund utilized approximately $78,766,000 of its capital loss carryforward during fiscal year ended September 30, 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,072,609,405	$816,257,579	$30,375,546	$785,882,033

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The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other book to tax adjustments.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, although they are not subject to an initial sales charge. Class B shares are sold with a contingent deferred sales charge (CDSC) which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class I and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2007:
Shares sold	680,901	$21,781,491
Shares issued in reinvestment of dividends	43,069	1,344,615
Shares reacquired	(665,559)	(21,442,465)

Net increase (decrease) in shares outstanding before conversion	58,411	1,683,641
Shares issued upon conversion from Class B	428,136	13,909,356

Net increase (decrease) in shares outstanding	486,547	$15,592,997

Year ended September 30, 2006:
Shares sold	468,222	$13,296,779
Shares issued in reinvestment of dividends	36,502	1,018,760
Shares reacquired	(595,370)	(16,973,012)

Net increase (decrease) in shares outstanding before conversion	(90,646)	(2,657,473)
Shares issued upon conversion from Class B	112,560	3,196,921

Net increase (decrease) in shares outstanding	21,914	$539,448

Dryden Index Series Fund/Dryden Stock Index Fund	41

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2007:
Shares sold	12,191	$381,726
Shares issued in reinvestment of dividends	21,156	658,148
Shares reacquired	(460,747)	(14,767,378)

Net increase (decrease) in shares outstanding before conversion	(427,400)	(13,727,504)
Shares reacquired upon conversion into Class A	(431,153)	(13,909,356)

Net increase (decrease) in shares outstanding	(858,553)	$(27,636,860)

Year ended September 30, 2006:
Shares sold	28,587	$805,221
Shares issued in reinvestment of dividends	16,295	453,498
Shares reacquired	(655,357)	(18,469,669)

Net increase (decrease) in shares outstanding before conversion	(610,475)	(17,210,950)
Shares reacquired upon conversion into Class A	(113,230)	(3,196,921)

Net increase (decrease) in shares outstanding	(723,705)	$(20,407,871)

Class C
Year ended September 30, 2007:
Shares sold	149,947	$4,793,670
Shares issued in reinvestment of dividends	11,261	350,464
Shares reacquired	(274,456)	(8,814,757)

Net increase (decrease) in shares outstanding	(113,248)	$(3,670,623)

Year ended September 30, 2006:
Shares sold	138,113	$3,876,817
Shares issued in reinvestment of dividends	8,189	227,896
Shares reacquired	(462,277)	(13,072,779)

Net increase (decrease) in shares outstanding	(315,975)	$(8,968,066)

Class I
Year ended September 30, 2007:
Shares sold	2,778,892	$88,790,672
Shares issued in reinvestment of dividends	391,470	12,233,434
Shares reacquired	(8,508,525)	(273,093,838)

Net increase (decrease) in shares outstanding	(5,338,163)	$(172,069,732)

Year ended September 30, 2006:
Shares sold	2,988,797	$84,991,838
Shares issued in reinvestment of dividends	452,398	12,640,003
Shares reacquired	(12,977,170)	(370,492,708)

Net increase (decrease) in shares outstanding	(9,535,975)	$(272,860,867)

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Class Z	Shares	Amount
Year ended September 30, 2007:
Shares sold	6,257,302	$202,243,775
Shares issued in reinvestment of dividends	381,199	11,916,296
Shares reacquired	(8,613,875)	(277,764,142)

Net increase (decrease) in shares outstanding	(1,975,374)	$(63,604,071)

Year ended September 30, 2006:
Shares sold	5,864,702	$167,508,400
Shares issued in reinvestment of dividends	390,900	10,917,850
Shares reacquired	(9,962,371)	(284,022,865)

Net increase (decrease) in shares outstanding	(3,706,769)	$(105,596,615)

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Index Series Fund/Dryden Stock Index Fund	43

Financial Highlights

Class A
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$29.98

Income from investment operations:
Net investment income(a)	.46
Net realized and unrealized gain on investment transactions	4.23

Total from investment operations	4.69

Less Dividends:
Dividends from net investment income	(.49)

Net asset value, end of year	$34.18

Total Return(b):	15.81%
Ratios/Supplemental Data:
Net assets, end of year (000)	$113,940
Average net assets (000)	$97,885
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees(c)	.59%
Expenses, excluding distribution and service (12b-1) fees	.34%
Net investment income	1.44%
For Class A, B, C, I and Z shares:
Portfolio turnover rate	3%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment advisor had not reimbursed/waived expenses, the annual expense and net investment income ratios would have been .67% and 1.36% respectively for the year ended September 30, 2007, .67% and 1.30% respectively for the year ended September 30, 2006, .64% and 1.32% respectively for the year ended September 30, 2005, .64% and 1.09% respectively for the year ended September 30, 2004 and .71% and 1.05% respectively for the year ended September 30, 2003.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies/waivers.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2006	2005	2004	2003

$27.57	$25.05	$22.38	$18.28

.38	.44	.27	.23
2.41	2.44	2.66	4.07

2.79	2.88	2.93	4.30

(.38)	(.36)	(.26)	(.20)

$29.98	$27.57	$25.05	$22.38

10.21%	11.59%	13.16%	23.62%

$85,357	$77,898	$85,082	$59,374
$81,562	$75,078	$76,034	$51,350

.65%	.64%	.63%	.65%
.40%	.39%	.39%	.40%
1.32%	1.51%	1.10%	1.11%

3%	3%	5%	2%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	45

Financial Highlights

continued

Class B
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$29.70

Income from investment operations:
Net investment income(a)	.20
Net realized and unrealized gain on investment transactions	4.22

Total from investment operations	4.42

Less Dividends:
Dividends from net investment income	(.26)

Net asset value, end of year	$33.86

Total Return(b):	14.96%
Ratios/Supplemental Data:
Net assets, end of year (000)	$64,637
Average net assets (000)	$77,195
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees	1.34%
Expenses, excluding distribution and service (12b-1) fees	.34%
Net investment income	.68%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment advisor had not reimbursed/waived expenses, the annual expense and net investment income/(loss) ratios would have been 1.52% and .50% respectively for the year ended September 30, 2007, 1.55% and .43% respectively for the year ended September 30, 2006, 1.51% and .65% respectively for the year ended September 30, 2005, 1.52% and .21% respectively for the year ended September 30, 2004, and 1.63% and .15% for the year ended September 30, 2003.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies/waivers.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2006	2005	2004	2003

$27.29	$24.79	$22.16	$18.09

.16	.19	.08	.08
2.39	2.48	2.64	4.02

2.55	2.67	2.72	4.10

(.14)	(.17)	(.09)	(.03)

$29.70	$27.29	$24.79	$22.16

9.39%	10.78%	12.27%	22.69%

$82,204	$95,284	$108,217	$95,729
$88,427	$104,121	$110,193	$82,986

1.40%	1.40%	1.40%	1.40%
.40%	.40%	.40%	.40%
.58%	.75%	.33%	.38%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	47

Financial Highlights

continued

Class C
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$29.71

Income from investment operations:
Net investment income(a)	.21
Net realized and unrealized gain on investment transactions	4.20

Total from investment operations	4.41

Less Dividends:
Dividends from net investment income	(.26)

Net asset value, end of year	$33.86

Total Return(b):	14.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$45,085
Average net assets (000)	$44,982
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees	.36%
Net investment income	.67%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment advisor had not reimbursed/waived expenses, the annual expense and net investment income ratios would have been 1.47% and .56% respectively for the year ended September 30, 2007, 1.46% and .52% respectively for the year ended September 30, 2006, 1.43% and .72% respectively for the year ended September 30, 2005, 1.44% and .29% respectively for the year ended September 30, 2004, and 1.53% and .25% for the year ended September 30, 2003.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies/waivers.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2006	2005	2004	2003

$27.29	$24.79	$22.16	$18.09

.16	.19	.08	.07
2.40	2.48	2.64	4.03

2.56	2.67	2.72	4.10

(.14)	(.17)	(.09)	(.03)

$29.71	$27.29	$24.79	$22.16

9.42%	10.78%	12.27%	22.69%

$42,921	$48,051	$51,946	$48,823
$45,636	$50,981	$52,697	$43,820

1.40%	1.40%	1.40%	1.40%
.40%	.40%	.40%	.40%
.58%	.75%	.33%	.38%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	49

Financial Highlights

continued

Class I
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$30.08

Income from investment operations:
Net investment income(a)	.62
Net realized and unrealized gain on investment transactions	4.20

Total from investment operations	4.82

Less Dividends:
Dividends from net investment income	(.59)

Net asset value, end of year	$34.31

Total Return(b):	16.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$703,556
Average net assets (000)	$741,032
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees	.26%
Expenses, excluding distribution and service (12b-1) fees	.26%
Net investment income	1.77%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment advisor had not reimbursed/waived expenses, the annual expense and net investment income ratios would have been .34% and 1.69% respectively for the year ended September 30, 2007, .31% and 1.67% respectively for the year ended September 30, 2006, .31% and 1.84% respectively for the year ended September 30, 2005, .31% and 1.42% respectively for the year ended September 30, 2004, and .36% and 1.42% for the year ended September 30, 2003.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies/waivers.

See Notes to Financial Statements.

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Class I
Year Ended September 30,
2006	2005	2004	2003

$27.66	$25.12	$22.45	$18.34

.53	.51	.39	.31
2.36	2.48	2.62	4.08

2.89	2.99	3.01	4.39

(.47)	(.45)	(.34)	(.28)

$30.08	$27.66	$25.12	$22.45

10.56%	11.99%	13.50%	24.08%

$777,551	$978,627	$1,099,999	$1,213,338
$860,728	$1,014,636	$1,346,643	$1,118,408

.30%	.30%	.30%	.30%
.30%	.30%	.30%	.30%
1.68%	1.85%	1.43%	1.48%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	51

Financial Highlights

continued

Class Z
Year Ended September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$30.07

Income from investment operations:
Net investment income(a)	.60
Net realized and unrealized gain on investment transactions	4.19

Total from investment operations	4.79

Less Dividends:
Dividends from net investment income	(.57)

Net asset value, end of year	$34.29

Total Return(b):	16.11%
Ratios/Supplemental Data:
Net assets, end of year (000)	$693,797
Average net assets (000)	$684,731
Ratios to average net assets(a):
Expenses, including distribution and service (12b-1) fees	.34%
Expenses, excluding distribution and service (12b-1) fees	.34%
Net investment income	1.69%

(a)	Net of expense subsidy and/or management fee waiver, where applicable. If the investment advisor had not reimbursed/waived expenses, the annual expense and net investment income ratios would have been .42% and 1.61% respectively for the year ended September 30, 2007, .40% and 1.57% respectively for the year ended September 30, 2006, .41% and 1.74% respectively for the year ended September 30, 2005, .42% and 1.31% respectively for the year ended September 30, 2004, and .49% and 1.28% for the year ended September 30, 2003.
(b)	Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies/waivers.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2006	2005	2004	2003

$27.64	$25.10	$22.43	$18.32

.51	.51	.34	.28
2.35	2.45	2.65	4.08

2.86	2.96	2.99	4.36

(.43)	(.42)	(.32)	(.25)

$30.07	$27.64	$25.10	$22.43

10.53%	11.86%	13.41%	23.97%

$667,849	$716,185	$790,519	$754,206
$697,473	$775,321	$807,187	$693,096

.39%	.40%	.40%	.40%
.39%	.40%	.40%	.40%
1.58%	1.75%	1.33%	1.37%

See Notes to Financial Statements.

Dryden Index Series Fund/Dryden Stock Index Fund	53

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden Index Series Fund:

We have audited the accompanying statement of assets and liabilities of Dryden Stock Index Fund of the Dryden Index Series Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004 were audited by another independent registered public accounting firm, whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2007) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal year ended September 30, 2006, the Fund paid dividends from net investment income for Class A, Class B, Class C, Class I and Class Z shares of $.4920 per share, $.2600 per share, $.2600 per share $.5927 per share and $.5690 per share, respectively which are taxable as ordinary income.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended September 30, 2007 qualified for the corporate dividend received deduction available to corporate taxpayers. Only funds that invest in U.S. equities are entitled to pass through corporate dividends received deduction.

For the fiscal year ended September 30, 2007, the Fund designated 100% as qualified dividend income for the reduced tax rate under the jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2008, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2007.

Dryden Index Series Fund/Dryden Stock Index Fund	55

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Dryden Stock Index Fund (the “Fund”) is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (55), Trustee since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Trustee since 1996(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Trustee since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 1996(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Trustee since 1996(3) Oversees 140 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden Index Series Fund/Dryden Stock Index Fund	57

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustees, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

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(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Index Series Fund/Dryden Stock Index Fund	59

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden Index Series Fund oversees the management of the Dryden Stock Index Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Stock Index Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional S&P 500 Index Funds

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Performance Universe) was in the first quartile for all periods, though the Fund’s net performance (which reflects any subsidies, expense caps or waivers) was in the third quartile for all periods. The Board considered PI’s assertion that the Fund’s third quartile ranking for net performance reflected the higher levels of subsidies received by many of the funds included in the Peer Universe. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual management fee ranked in the Expense Group’s second quartile, though the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s fourth quartile. Although the Fund’s actual management fee ranked in the fourth quartile, the Board noted that the Fund’s actual management fee was only 3.9 basis points (0.039%) higher than the median fee for all funds included in the Expense Group. The Board also noted that although the Fund’s total expenses ranked in the Expense Group’s third quartile, the Fund’s total expenses were only 2.7 basis points (0.027%) above the median total expenses for all funds included in the Expense Group. The Board accepted PI’s recommendation to implement a waiver of a portion of the management fee such that the management fee rate paid by the Fund would be 0.08%. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Dryden Index Series Fund/Dryden Stock Index Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	12.04%	14.02%	N/A	1.62% (11/18/99)
Class B	9.96	13.80	N/A	1.28 (11/18/99)
Class C	13.92	13.92	N/A	1.28 (11/18/99)
Class I	16.23	15.18	6.38%	—
Class Z	16.11	15.08	6.28	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception
Class A	15.81%	14.78%	N/A	2.04% (11/18/99)
Class B	14.96	13.92	N/A	1.28 (11/18/99)
Class C	14.92	13.92	N/A	1.28 (11/18/99)
Class I	16.23	15.18	6.38%	—
Class Z	16.11	15.08	6.28	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.72%; Class B, 1.52%; Class C, 1.47%; Class I, 0.34%; Class Z, 0.42%. Net operating expenses apply to: Class A, 0.59%; Class B, 1.34%; Class C, 1.36%; Class I, 0.26%; Class Z, 0.34%, after contractual reduction through 1/31/2008 for Class A and after contractual reduction through 1/31/2009 for all classes.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Stock Index Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (November 18, 1999) and the account values at the end of the current fiscal year (September 30, 2007) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% and expense subsidization for Class A shares through September 30, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 3.25%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class I and Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Index Series Fund/Dryden Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc •
Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith •
Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Dryden Index Series Fund name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Stock Index Fund
Share Class	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	262439102	262439201	262439300	262439409	262439508

MF174E    IFS-A140914    Ed. 11/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended September 30, 2007 and September 30, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $19,859 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $340,700 and $21,300, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Index Series Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	November 26, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	November 26, 2007

*	Print the name and title of each signing officer under his or her signature.